UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 5, 2004


                                  FRED'S, INC.
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 00-19288

           Tennessee                                          62-0634010
  (State or other jurisdiction                             (I. R. S. Employer
of incorporation or organization)                          Identification No.)

  4300 New Getwell Road, Memphis, TN                              38118
(Address of principal executive offices)                       (Zip Code)


               Registrant's telephone number, including area code
                                 (901) 365-8880

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)           Exhibits:

           Exhibit
            Number      Description
         -------------  -------------------------------------------------------

             99.1       Press release issued by Fred's, Inc., dated
                        February 5, 2004

Item 12.  Results of Operations and Financial Condition.

     On February 5, 2004, Fred's Inc. issued a press release announcing, among other things, its quarterly earnings results for its fourth quarter and full fiscal year ended January 31, 2004. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K.





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


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FRED'S, INC.
                                          (Registrant)

                                          By:  /s/ Jerry A. Shore
                                          -------------------------------
                                          Jerry A. Shore,
                                          Executive Vice President and
                                          Chief Financial Officer



February 12, 2004





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

                                INDEX TO EXHIBITS


   Exhibit
   Number        Description
---------------  --------------------------------------------------------------

     99.1        Press release issued by Fred's, Inc., dated February 5, 2004






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